    As filed with the Securities and Exchange Commission on October 31, 2002.
                                                          File No. 333-07465
                                                                 811-3072-03

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                   FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No. ____                          [ ]
   Post-Effective Amendment No.  _10__                       [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.  _2__                                       [X]

                       HARTFORD LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT VL I
                         (Exact Name of Registrant)

                      HARTFORD LIFE INSURANCE COMPANY
                             (Name of Depositor)

                               P.O. BOX 2999
                        Hartford, CT  06104-2999
              (Address of Depositor's Principal Offices)

                              (860) 843-6733
            (Depositor's Telephone Number, Including Area Code)

                           Marianne O'Doherty
                    Hartford Life Insurance Company
                             P.O. Box 2999
                       Hartford, CT  06104-2999
                 (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

      ___ immediately upon filing pursuant to paragraph (b) of Rule 485
      ___ on ____________ pursuant to paragraph (b) of Rule 485
      _X_ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
      ___ on ____________, pursuant to paragraph (a)(1) of Rule 485
      ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                         PART A

STAG VARIABLE LIFE ARTISAN
SEPARATE ACCOUNT VL I
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CONNECTICUT 06104-2999
TELEPHONE: (800) 231-5453                                                    [The Hartford LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus describes information you should know before you purchase the Stag Variable Life Artisan insurance policy. Please read it carefully.

Stag Variable Life Artisan is a contract between you and Hartford Life Insurance Company. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The policy is a flexible premium variable life insurance policy. It is:

x Flexible premium, because you may add payments to your policy after the first payment.

x Variable, because the value of your life insurance policy will fluctuate with the performance of the investment options you select and the Fixed Account.
--------------------------------------------------------------------------------

The following Sub-Accounts are available under the policy:



                         SUB-ACCOUNT                                         PURCHASES SHARES OF:
  American Funds Global Growth Fund Sub-Account               Class 2 of the Global Growth Fund of American
                                                              Funds Insurance Series
  American Funds Global Small Capitalization Fund             Class 2 of the Global Small Capitalization Fund of
  Sub-Account                                                 American Funds Insurance Series
  American Funds Growth Fund Sub-Account                      Class 2 of the Growth Fund of American Funds
                                                              Insurance Series
  American Funds Growth-Income Fund Sub-Account               Class 2 of the Growth-Income Fund of American
                                                              Funds Insurance Series
  Hartford Advisers Fund Sub-Account                          Class IA of Hartford Advisers HLS Fund, Inc.
  Hartford Bond Fund Sub-Account                              Class IA of Hartford Bond HLS Fund, Inc.
  Hartford Capital Appreciation Fund Sub-Account              Class IA of Hartford Capital Appreciation HLS
                                                              Fund, Inc.
  Hartford Dividend and Growth Fund Sub-Account               Class IA of Hartford Dividend and Growth HLS
                                                              Fund, Inc.
  Hartford Global Advisers Fund Sub-Account                   Class IA of Hartford Global Advisers HLS
                                                              Fund, Inc.
  Hartford Global Leaders Sub-Account                         Class IA of Hartford Global Leaders HLS Fund of
                                                              Hartford Series Fund, Inc.
  Hartford Global Technology Sub-Account                      Class IA of Hartford Global Technology HLS Fund of
                                                              Hartford Series Fund, Inc.
  Hartford Growth and Income Fund Sub-Account                 Class IA of Hartford Growth and Income HLS Fund of
                                                              Hartford Series Fund, Inc.
  Hartford Index Fund Sub-Account                             Class IA of Hartford Index HLS Fund, Inc.
  Hartford International Opportunities Fund Sub-Account       Class IA of Hartford International Opportunities
                                                              HLS Fund, Inc.
  Hartford MidCap Fund Sub-Account                            Class IA of Hartford MidCap HLS Fund, Inc.
  Hartford Money Market Fund Sub-Account                      Class IA of Hartford Money Market HLS Fund, Inc.
  Hartford Mortgage Securities Fund Sub-Account               Class IA of Hartford Mortgage Securities HLS
                                                              Fund, Inc.
  Hartford Small Company Fund Sub-Account                     Class IA of Hartford Small Company HLS Fund, Inc.
  Hartford Stock Fund Sub-Account                             Class IA of Hartford Stock HLS Fund, Inc.
  Putnam VT The George Putnam Fund of Boston Sub-Account      Class IA of Putnam VT The George Putnam Fund of
                                                              Boston of Putnam Variable Trust


                       SUB-ACCOUNT                                        PURCHASES SHARES OF:
  Putnam VT Diversified Income Fund Sub-Account           Class IA of Putnam VT Diversified Income Fund of
                                                          Putnam Variable Trust
  Putnam VT Global Asset Allocation Fund Sub-Account      Class IA of Putnam VT Global Asset Allocation Fund
                                                          of Putnam Variable Trust
  Putnam VT Global Equity Fund Sub-Account                Class IA of Putnam VT Global Equity Fund of Putnam
                                                          Variable Trust
  Putnam VT Growth and Income Fund Sub-Account            Class IA of Putnam VT Growth and Income Fund of
                                                          Putnam Variable Trust
  Putnam VT Health Sciences Fund Sub-Account              Class IA of Putnam VT Health Sciences Fund of Putnam
                                                          Variable Trust
  Putnam VT High Yield Fund Sub-Account                   Class IA of Putnam VT High Yield Fund of Putnam
                                                          Variable Trust
  Putnam VT Income Fund Sub-Account                       Class IA of Putnam VT Income Fund of Putnam Variable
                                                          Trust
  Putnam VT International Growth Fund Sub-Account         Class IA of Putnam VT International Growth Fund of
                                                          Putnam Variable Trust
  Putnam VT International Growth and Income Fund Sub-     Class IA of Putnam VT International Growth and
  Account                                                 Income Fund of Putnam Variable Trust
  Putnam VT International New Opportunities Fund Sub-     Class IA of Putnam VT International New
  Account                                                 Opportunities Fund of Putnam Variable Trust
  Putnam VT Investors Fund Sub-Account                    Class IA of Putnam VT Investors Fund of Putnam
                                                          Variable Trust
  Putnam VT Money Market Fund Sub-Account                 Class IA of Putnam VT Money Market Fund of Putnam
                                                          Variable Trust
  Putnam VT New Opportunities Fund Sub-Account            Class IA of Putnam VT New Opportunities Fund of
                                                          Putnam Variable Trust
  Putnam VT New Value Fund Sub-Account                    Class IA of Putnam VT New Value Fund of Putnam
                                                          Variable Trust
  Putnam VT OTC & Emerging Growth Fund Sub-Account        Class IA of Putnam VT OTC & Emerging Growth Fund of
                                                          Putnam Variable Trust
  Putnam VT Utilities Growth and Income Fund Sub-Account  Class IA of Putnam VT Utilities Growth and Income
                                                          Fund of Putnam Variable Trust
  Putnam VT Vista Fund Sub-Account                        Class IA of Putnam VT Vista Fund of Putnam Variable
                                                          Trust
  Putnam VT Voyager Fund Sub-Account                      Class IA of Putnam VT Voyager Fund of Putnam
                                                          Variable Trust
  Fidelity VIP II Asset Manager-SM- Portfolio             Initial Class of Fidelity VIP II Asset Manager
  Sub-Account                                             Portfolio
  Fidelity VIP Equity-Income Portfolio Sub-Account        Initial Class of Fidelity VIP Equity-Income
                                                          Portfolio
  Fidelity VIP Overseas Portfolio Sub-Account             Initial Class of Fidelity VIP Overseas Portfolio


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The policy may not be available for sale in all states.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (HTTP://WWW.SEC.GOV).

This life insurance policy IS NOT:

 -  a bank deposit or obligation;

 -  federally insured; or

 -  endorsed by any bank or governmental agency.
--------------------------------------------------------------------------------

PROSPECTUS DATED: __________, 2002

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                PAGE
----------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                     4
----------------------------------------------------------------------
FEE TABLES                                                        5
----------------------------------------------------------------------
ABOUT US                                                          8
----------------------------------------------------------------------
  Hartford Life Insurance Company                                 8
----------------------------------------------------------------------
  Separate Account VL I                                           8
----------------------------------------------------------------------
  The Funds                                                       8
----------------------------------------------------------------------
CHARGES AND DEDUCTIONS                                           11
----------------------------------------------------------------------
YOUR POLICY                                                      14
----------------------------------------------------------------------
PREMIUMS                                                         17
----------------------------------------------------------------------
DEATH BENEFITS AND POLICY VALUES                                 18
----------------------------------------------------------------------
MAKING WITHDRAWALS FROM YOUR POLICY                              19
----------------------------------------------------------------------
LOANS                                                            20
----------------------------------------------------------------------
LAPSE AND REINSTATEMENT                                          20
----------------------------------------------------------------------
TAXES                                                            21
----------------------------------------------------------------------
LEGAL PROCEEDINGS                                                24
----------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                        25
----------------------------------------------------------------------
WHERE YOU CAN FIND MORE INFORMATION                              26
----------------------------------------------------------------------

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUMMARY OF BENEFITS AND RISKS

BENEFITS OF YOUR POLICY

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.

DEATH BENEFIT -- While the policy is in force and when the insured dies, we pay a death benefit to your beneficiary. You select one of three death benefit options:

 -  LEVEL OPTION: The death benefit equals the current Face Amount.

 - RETURN OF ACCOUNT VALUE OPTION: The death benefit is the current Face Amount plus the Account Value of your policy;

 - RETURN OF PREMIUM OPTION: The death benefit is the current Face Amount plus the sum of premiums paid. However, it will be no more than the current Face Amount plus the Option C limit, which is currently $2.5 million.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.

INVESTMENT CHOICES -- You may invest in up to 9 different investment choices within your policy, from a choice of 42 investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You can choose a planned premium when you purchase the policy. You may change your planned premium, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- You have a limited right to return the policy for cancellation after purchase. See "Making Withdrawals From Your Policy -- Right to Examine a Policy."

RIGHT TO EXCHANGE YOUR POLICY -- During the first 24 months after your policy is issued, you may exchange it, without submitting proof of insurability, for a non-variable life insurance policy offered by us on the life of the insured.

SURRENDER -- You may surrender your policy at any time prior to the maturity date for its Cash Surrender Value. (See "Risks of Your Policy," below).

LOANS -- You may take a loan on the policy. The policy secures the loan.

SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.


OPTIONAL COVERAGE -- You may add other coverages to your policy. See "Your Policy -- Other Benefits."


RISKS OF YOUR POLICY


INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. You should read the prospectuses for the Funds for information about the risks of each investment option.


UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

WITHDRAWAL LIMITATIONS -- One partial withdrawal is allowed each month. The minimum allowed is $500, and the maximum allowed is the Cash Surrender Value minus $1,000. One partial withdrawal is allowed per month. Withdrawals will reduce your policy's death benefit, and are subject to a surrender charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy's Account Value, and will reduce the death proceeds.

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. See "Taxes."

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

FEE TABLES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.


TRANSACTION FEES



                 CHARGE                            WHEN CHARGE IS DEDUCTED                        AMOUNT DEDUCTED
Front-end sales load                       When you pay premium.                      2.0% of premium
Tax Charge on Premium Payments             When you pay premium.                      A percent of premium which varies by
                                                                                      your state and municipality of
                                                                                      residence. The range of premium tax
                                                                                      charge is generally between 0% and 4%.
                                                                                      This rate will change if your state or
                                                                                      municipality changes its premium tax
                                                                                      charges. It may change if you change
                                                                                      your state or municipality of residence.
Federal Tax Charge                         When you pay premium.                      1.25% of premium
Administrative Expense Surrender Charge    If you surrender your policy.              Minimum Charge
                                                                                      $0.25 per $1,000 for a 1 year-old
                                                                                      female.
                                                                                      Maximum Charge
                                                                                      $0.42 per $1,000 for an 85-year-old.
                                                                                      Charge for representative insureds
                                                                                      $0.42 per $1,000 for a 50-year-old.
Sales Surrender Charge                     If you surrender your policy.              Minimum Charge
                                                                                      $0.09 per $1,000 of the net amount at
                                                                                      risk for a 1-year-old.
                                                                                      Maximum Charge
                                                                                      $2.66 per $1,000 of the net amount at
                                                                                      risk for an 85-year-old.
                                                                                      Charge for representative insureds
                                                                                      $0.75 per $1,000 of the net amount at
                                                                                      risk for a 50-year-old.
Transfer Fees                              When you make a transfer after the first   $25 per transfer.
                                           transfer in any month.
Withdrawal Charge                          When you take a withdrawal.                $10 per withdrawal.

6                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.


CHARGES OTHER THAN FUND OPERATING EXPENSES



                 CHARGE                            WHEN CHARGE IS DEDUCTED                         AMOUNT DEDUCTED
Cost of Insurance Charges                  Monthly.                                   Minimum Charge
                                                                                      $0.03 per $1,000 of the net amount at risk
                                                                                      for a 7-year-old female non-smoker.
                                                                                      Maximum Charge
                                                                                      $14.95 per $1,000 of the net amount at
                                                                                      risk for an 85-year-old male smoker.
                                                                                      Charge for representative insureds
                                                                                      $0.83 per $1,000 of the net amount at risk
                                                                                      for a 50-year-old male smoker.
Mortality and Expense Risk Charge          Monthly.                                       Policy Year          Rate Per Month
                                                                                            --------           -------------
                                                                                              1-10                 .067%
                                                                                              11+                  .042%
--------------------------------------------------------------------------------------------------------------------------------
Administrative Charge                      Monthly.                                       Policy Year              Amount
                                                                                            --------           -------------
                                                                                               1                    $25
                                                                                              2-10                  $10
                                                                                              11+                  $7.50
--------------------------------------------------------------------------------------------------------------------------------
Maturity Date Extension Rider              Monthly.                                   No Charge.
--------------------------------------------------------------------------------------------------------------------------------
Yearly Renewable Term Life Insurance       Monthly.                                   Minimum Charge
Rider                                                                                 $0.03 per $1,000 of the Face Amount for a
                                                                                      7-year-old female non-smoker.
                                                                                      Maximum Charge
                                                                                      $14.95 per $1,000 of the Face Amount for
                                                                                      an 85-year-old male smoker.
                                                                                      Charge for representative insureds
                                                                                      $0.83 per $1,000 of the Face Amount for a
                                                                                      50-year-old male smoker.
--------------------------------------------------------------------------------------------------------------------------------
Deduction Amount Waiver Rider              Monthly.                                   Minimum Charge
                                                                                      6.9% of the Monthly Deduction Amount.
                                                                                      Maximum Charge
                                                                                      34.5% of the Monthly Deduction Amount.
                                                                                      Charge for representative insureds
                                                                                      12.6% of the Monthly Deduction Amount.
--------------------------------------------------------------------------------------------------------------------------------
Waiver of Specified Amount Disability      Monthly.                                   Minimum Charge
Benefit Rider                                                                         $0.01 per $1 of the Specified Amount
                                                                                      Disability Benefit elected.
                                                                                      Maximum Charge
                                                                                      $0.02 per $1 of the Specified Amount
                                                                                      Disability Benefit elected.
                                                                                      Charge for representative insureds
                                                                                      $0.02 per $1 of the Specified Amount
                                                                                      Disability Benefit elected.
--------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider             Monthly.                                   Minimum Charge
                                                                                      $0.09 per $1,000 of the Accidental Death
                                                                                      Benefit Amount elected.
                                                                                      Maximum Charge
                                                                                      $0.18 per $1,000 of the Accidental Death
                                                                                      Benefit Amount elected.
                                                                                      Charge for representative insureds
                                                                                      $0.13 per $1,000 of the Accidental Death
                                                                                      Benefit Amount elected.

HARTFORD LIFE INSURANCE COMPANY                                                7
--------------------------------------------------------------------------------


The next two tables describe the Fund fees and expenses that you will pay periodically during the time that you own the policy. The first table shows the minimum and maximum fees and expenses charged by any of the Funds. The second table shows the actual fees and expenses charged by each Fund for the end of the last fiscal year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                                              MINIMUM    MAXIMUM
---------------------------------------------------------------------------------
Management Fees                                                0.33%      1.00%
---------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                       0.00%      0.25%
---------------------------------------------------------------------------------
Other Expenses                                                 0.01%      0.24%
---------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.43%      1.24%
---------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES


                                                                                12B-1
                                                                             DISTRIBUTION                TOTAL FUND
                                                              MANAGEMENT   AND/OR SERVICING    OTHER     OPERATING
                                                                 FEES            FEES         EXPENSES    EXPENSES
-------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Fund                               0.66%           0.25%          0.04%       0.95%
-------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund                 0.80%           0.25%          0.03%       1.08%
-------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund                                      0.37%           0.25%          0.01%       0.63%
-------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund                               0.33%           0.25%          0.02%       0.60%
-------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                                      0.63%            N/A           0.03%       0.66%
-------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                          0.48%            N/A           0.03%       0.51%
-------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund                          0.63%            N/A           0.05%       0.68%
-------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS Fund                           0.65%            N/A           0.03%       0.68%
-------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund                               0.76%            N/A           0.10%       0.86%
-------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                                0.74%            N/A           0.07%       0.81%
-------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS Fund                             0.85%            N/A           0.04%       0.89%
-------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund                             0.75%            N/A           0.04%       0.79%
-------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                                         0.40%            N/A           0.03%       0.43%
-------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund                   0.70%            N/A           0.11%       0.81%
-------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund                                        0.67%            N/A           0.03%       0.70%
-------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                                  0.45%            N/A           0.03%       0.48%
-------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                           0.45%            N/A           0.03%       0.48%
-------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund                                 0.72%            N/A           0.04%       0.76%
-------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                                         0.46%            N/A           0.03%       0.49%
-------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund                               0.68%            N/A           0.11%       0.79%
-------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston                      0.65%            N/A           0.11%       0.76%
-------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund                          0.67%            N/A           0.17%       0.84%
-------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund                                    0.71%            N/A           0.11%       0.82%
-------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund                                0.46%            N/A           0.05%       0.51%
-------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund                                  0.70%            N/A           0.09%       0.79%
-------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund                                       0.67%            N/A           0.09%       0.76%
-------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund                                           0.60%            N/A           0.08%       0.68%
-------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund                             0.76%            N/A           0.18%       0.94%
-------------------------------------------------------------------------------------------------------------------

8                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                                                                12B-1
                                                                             DISTRIBUTION                TOTAL FUND
                                                              MANAGEMENT   AND/OR SERVICING    OTHER     OPERATING
                                                                 FEES            FEES         EXPENSES    EXPENSES
-------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund                  0.80%            N/A           0.18%       0.98%
-------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund                  1.00%            N/A           0.24%       1.24%
-------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund                                        0.60%            N/A           0.06%       0.66%
-------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund                                     0.40%            N/A           0.05%       0.45%
-------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund                                0.54%            N/A           0.05%       0.59%
-------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund                                        0.70%            N/A           0.09%       0.79%
-------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund                            0.70%            N/A           0.15%       0.85%
-------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund                      0.66%            N/A           0.07%       0.73%
-------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund                                            0.61%            N/A           0.06%       0.67%
-------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund                                          0.53%            N/A           0.04%       0.57%
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager-SM- Portfolio                     0.53%            N/A           0.11%       0.64%
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio (1)                        0.48%            N/A           0.10%       0.58%
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio (1)                             0.73%            N/A           0.19%       0.92%
-------------------------------------------------------------------------------------------------------------------

(1) Actual Total Fund Operating Expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses.

HARTFORD LIFE INSURANCE COMPANY                                                9
--------------------------------------------------------------------------------

ABOUT US

HARTFORD LIFE INSURANCE COMPANY

Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS


                                     EFFECTIVE DATE
           RATING AGENCY               OF RATING     RATING            BASIS OF RATING
------------------------------------------------------------------------------------------------
 A.M. Best and Company, Inc.             9/26/01       A+    Financial strength
------------------------------------------------------------------------------------------------
 Standard & Poor's                       9/20/01      AA     Financial security characteristics
------------------------------------------------------------------------------------------------
 Fitch                                   9/19/02      AA     Claims paying ability
------------------------------------------------------------------------------------------------


These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

SEPARATE ACCOUNT VL I


The Sub-Accounts are subdivisions of our separate account, called Separate Account VL I. The Separate Account exists to keep your life insurance policy assets separate from our company assets. As such, the investment performance of the Separate Account is independent from the investment performance of Hartford's other assets. Hartford's other assets are utilized to pay our insurance obligations under the policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any other liability of Hartford.


THE FUNDS

The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying prospectuses for the Funds, and the Funds' Statements of Additional Information, which may be ordered from us. The Funds' prospectuses should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

You may also allocate some or all of your premium payments to the "Fixed Account," which pays a declared interest rate. See "The Fixed Account."

The investment goals of each of the Funds are as follows:

AMERICAN FUNDS GLOBAL GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers domiciled around the world.

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND -- Seeks long-term growth of capital by investing primarily in equity securities of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion.

AMERICAN FUNDS GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks which demonstrate the potential for appreciation.

AMERICAN FUNDS GROWTH-INCOME FUND -- Seeks growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total return. Sub-advised by Wellington Management.

HARTFORD BOND HLS FUND -- Seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities. Sub-advised by HIMCO.

HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital by investing primarily in stocks. Sub-advised by Wellington Management.

HARTFORD GLOBAL ADVISERS HLS FUND -- Seeks maximum long-term total rate of return. Sub-advised by Wellington Management.

HARTFORD GLOBAL LEADERS HLS FUND -- Seeks growth of capital by investing primarily in stocks issued by companies worldwide. Sub-advised by Wellington Management.

HARTFORD GLOBAL TECHNOLOGY HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of technology companies worldwide. Sub-advised by Wellington Management.

HARTFORD GROWTH AND INCOME HLS FUND -- Seeks growth of capital and current income by investing primarily in stocks with earnings growth potential and steady or rising dividends. Sub-advised by Wellington Management.

HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of

10                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
publicly traded common stocks in the aggregate. Sub-advised by HIMCO.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital by investing primarily in stocks issued by non-U.S. companies. Sub-advised by Wellington Management.

HARTFORD MIDCAP HLS FUND -- Seeks long-term capital growth by investing primarily in stocks selected on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.

HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation. Sub-advised by Wellington Management.


HARTFORD STOCK HLS FUND -- Seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in stocks. Sub-advised by Wellington Management.


PUTNAM VT DIVERSIFIED INCOME FUND -- Seeks as high a level of current income as Putnam Investment Management, LLC ("Putnam Management") believes is consistent with preservation of capital. The fund seeks its goal by investing in multi-sector bonds.

PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON -- Seeks to provide a balanced investment composed of a well diversified portfolio of value stocks and bonds which produce both capital growth and current income.

PUTNAM VT GLOBAL ASSET ALLOCATION FUND -- Seeks a high level of long-term total return consistent with preservation of capital. The fund seeks its goal by investing in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers.


PUTNAM VT GLOBAL EQUITY FUND -- Seeks capital appreciation. The fund seeks its goal by investing mainly in common stocks of companies worldwide with a focus on growth stocks.


PUTNAM VT GROWTH AND INCOME FUND -- Seeks capital growth and current income. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.

PUTNAM VT HEALTH SCIENCES FUND -- Seeks capital appreciation. The fund seeks its goal by investing at least 80% of its net assets in common stocks of U.S. companies in the health sciences industries with a focus on growth stocks.

PUTNAM VT HIGH YIELD FUND -- Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund seeks its goal by investing at least 80% in U.S. corporate rated below investment grade (junk bonds) and that have intermediate to long-term maturities (three years or longer.)

PUTNAM VT INCOME FUND -- Seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund seeks its goal by investing at least 80% in U.S. corporate bonds and governments worldwide that are either investment-grade or below investment grade (junk bonds) and that have intermediate to long-term maturities (three years or longer.)

PUTNAM VT INTERNATIONAL GROWTH FUND -- Seeks capital appreciation. The fund seeks its goal by investing mainly in common stocks of companies outside the United States.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND -- Seeks capital growth. Current income is a secondary objective. The fund seeks its goal by investing mainly in common stocks of companies outside the United States with a focus on value stocks.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND -- Seeks long term capital appreciation. The fund seeks its goal by investing mainly in common stocks of companies outside the United States with a focus on growth stocks.

PUTNAM VT INVESTORS FUND -- Seeks long-term growth of capital and any increased income that results from this growth. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks.

PUTNAM VT MONEY MARKET FUND -- Seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

PUTNAM VT NEW OPPORTUNITIES FUND -- Seeks long-term capital appreciation. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.

PUTNAM VT NEW VALUE FUND -- Seeks long-term capital appreciation. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on value stocks.

PUTNAM VT OTC & EMERGING GROWTH FUND -- Seeks capital appreciation. The fund seeks its goal by investing at least 80% of its net assets in common stocks traded in the over-the-counter "OTC" market and common stocks of "emerging growth" companies listed on securities exchanges.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND -- Seeks capital growth and current income. The fund seeks its goal by investing at least 80% of its net assets in a combination of bonds and U.S. value stocks of companies in the utilities industries, with a significant focus on value stocks.

HARTFORD LIFE INSURANCE COMPANY                                               11
--------------------------------------------------------------------------------

PUTNAM VT VISTA FUND -- Seeks capital appreciation. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks.

PUTNAM VT VOYAGER FUND -- Seeks capital appreciation. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks.

FIDELITY VIP II ASSET MANAGER-SM- PORTFOLIO -- Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

In addition, the fund may invest in all varieties of fixed income securities including, lower-quality debt securities maturing in more than one year. For a further discussion of lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for this Portfolio.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Index 500.

FMR normally invests at least 30% of the fund's total assets in income-producing securities. FMR may also invest the fund's assets in other types of equity securities and debt securities, including lower quality debt securities.

FIDELITY VIP OVERSEAS PORTFOLIO -- Seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. These risks may be greater for funds that invest in emerging markets.

INVESTMENT ADVISORS -- American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds Growth Fund and American Funds Growth-Income Fund are all part of American Funds Insurance Series. American Funds Insurance Series is a fully managed, diversified, open-end investment company organized as a Massachusetts business trust in 1983. American Funds Insurance Series offers two classes of fund shares: Class 1 shares and Class 2 shares. This Contract invests only in Class 2 shares of American Funds Insurance Series. The investment adviser for each of the funds of American Funds Insurance Series is Capital Research and Management Company located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc.

Hartford HLS Funds are sponsored and administered by Hartford. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, and Hartford Stock HLS Fund are each a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.

Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund and Hartford Growth and Income HLS Fund are series of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.

The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this Contract.

The Sub-Accounts purchase shares of Putnam Variable Trust, an open-end series investment company with multiple portfolios ("Funds"). Putnam Investment Management, LLC. ("Putnam Management") serves as the investment manager for the Funds. Putnam Management is ultimately controlled by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.

The Funds are generally managed in styles similar to other open-end investment companies which are managed by Putnam Management and whose shares are generally offered to the public. These other Putnam funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart Funds invest, and consequently will not have identical portfolios or experience identical investment results.

Subject to the general oversight of the Trustees of Putnam Variable Trust, Putnam Management manages the Funds' portfolios in accordance with their stated investment objectives and policies, makes investment decisions for the Funds, places orders to purchase and sell securities on behalf of the Funds, and administers the affairs of the Funds. For its services, the Funds pay Putnam Management a quarterly fee. See the accompanying Funds prospectus for a more complete description of Putnam Management and the respective fees of the Funds.

Fidelity Management & Research Company ("FMR") is the investment adviser for the Fidelity VIP Funds.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and

12                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the prospectuses for the Funds.

VOTING RIGHTS -- For Sub-Accounts in which you have invested, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to vote the shares held for your benefit by those Sub-Accounts. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions.

ADMINISTRATIVE SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.

THE FIXED ACCOUNT

You may allocate amounts to the Fixed Account. The Fixed Account is not a part of the Separate Account, but is a part of our general assets. As such, the Fixed Account (and this description of the Fixed Account) is not subject to the same securities laws as the Separate Account.

The Fixed Account credits at least 4% per year. We are not obligated to, but may, credit more than 4% per year. If we do, such rates are determined at our sole discretion. You assume the risk that, at any time, the Fixed Account may credit no more than 4%.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and a premium tax charge. The amount allocated after the deductions is called your Net Premium.

FRONT-END SALES LOAD -- We deduct a front-end sales load from each premium you pay. The current maximum front-end sales load for all premiums is 2.0% in policy years 1 through 10. Thereafter, the front-end sales load is currently 0%. We reserve the right to charge a maximum of 2.0%.

EXAMPLE OF FRONT-END SALES LOADS

An example of the actual front-end sales load for a policy is shown below. The example uses the same specific information (i.e., issue age, Face Amount, premium payment level, etc.) as the illustration on page 11 of the Statement of Additional Information.

Death Benefit Option:                         Level
Face Amount:                                  $250,000
Charges Assumed:                              Current
Issue Age/Sex/Class:                          45/Male/Preferred
Guideline Annual Premium:                     $4,483.41
Annual Planned Premium:                       $3,250.00
Assumed Gross Annual Investment Return        0%

The "Total Cumulative Sales Load if Surrendered" column in the table below represents the sum of all sales loads which would have been assessed since the date of policy issue, assuming a policy surrender at the end of the corresponding policy year.

The amount shown in the column entitled "Total Cumulative Sales Load if Surrendered" is calculated as followed:

- The sum of the cumulative front-end sales load; plus

- the actual Surrender Charge for the policy year.

HARTFORD LIFE INSURANCE COMPANY                                               13
--------------------------------------------------------------------------------

ADDITIONAL CHARGES IF SURRENDERED

                        CUMULATIVE                                                      TOTAL
                        FRONT-END     MAXIMUM    YEAR END    ACTUAL       SALES      CUMULATIVE
                          SALES      SURRENDER   ACCOUNT    SURRENDER   SURRENDER   SALES LOAD IF
     POLICY YEAR           LOAD       CHARGE      VALUE      CHARGE*     CHARGE     SURRENDERED**
-------------------------------------------------------------------------------------------------
          1                  65        3,000       1,896      1,896         630            695
          2                 130        3,000       3,881      3,000       1,750          1,880
          3                 195        3,000       5,770      3,000       1,750          1,945
          4                 260        3,000       7,560      3,000       1,750          2,010
          5                 325        3,000       9,223      3,000       1,750          2,075
          6                 390        2,727      10,977      2,727       1,590          1,980
          7                 455        2,455      12,537      2,455       1,433          1,888
          8                 520        2,183      13,995      2,183       1,273          1,793
          9                 585        1,910      15,393      1,910       1,113          1,698
         10                 650        1,638      16,574      1,638         955          1,605
         11                 715        1,363      17,966      1,363         795          1,510
         12                 780        1,090      19,344      1,090         638          1,418
         13                 845          818      20,571        818         478          1,323
         14                 910          545      21,631        545         318          1,228
         15                 975          273      22,506        273         160          1,135
         16                1040            0      23,176          0           0          1,040
-------------------------------------------------------------------------------------------------

 * The Actual Surrender Charge assessed is the smaller of:

  - The contractual maximum Surrender Charge, and

  - Account Value at policy year-end.

** The "Total Cumulative Sales Load If Surrendered" column assumes a surrender of the policy at the end of the policy year. The amounts shown therein equal:

  - The cumulative front-end sales load; plus

  - The Sales Surrender Charge.

PREMIUM TAX CHARGE AND FEDERAL TAX CHARGE -- We deduct a premium tax charge from each premium you pay. The premium tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of such charge generally is between 0% and 4%.

We also deduct a 1.25% charge from each premium payment to cover the estimated costs to us of the federal income tax treatment of the policy's deferred acquisition costs under Section 848 of the Code. We have determined that such federal tax charge is reasonable in relation to our increased federal income tax burden resulting from the receipt of premiums. We must factor in the federal tax charge when computing the maximum sales load.

DEDUCTIONS FROM ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Account Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

- the charge for the cost of insurance;

- the monthly administrative charge;

- the mortality and expense risk charge;

- the charges for additional benefits provided by rider, if any.

COST OF INSURANCE CHARGE -- The charge for the cost of insurance is equal to:

- the cost of insurance rate per $1,000; multiplied by

- the amount at risk; divided by

- $1,000.

On any Monthly Activity Date, the amount at risk equals the death benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.

The cost of insurance charge is to cover our anticipated mortality costs. For standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Table. A table of guaranteed cost of insurance rates per $1,000 will be included in each policy; however, we reserve the right to use rates less than those shown in such table. Substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table. The multiple will be based on the insured's risk class. We will determine the cost of insurance rate at the start of each policy year. Any changes in the cost of insurance rate will be made uniformly for all insureds in the same risk class and whose coverage have been in force for the same length of time. No change in insurance class

14                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
or cost will occur on account of deterioration of the insured's health.

Because your Account Value and death benefit amount may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

MONTHLY ADMINISTRATIVE CHARGE -- We will assess a monthly administrative charge to reimburse us for administrative costs of your policy. The current monthly administrative charge is $25 per month in policy year 1, $10 per month in policy year 2 through 10, and $5 per month thereafter, not to exceed $7.50 per month in policy years 11 and later.

The sum of the monthly administrative charge and the administrative expense surrender charge will not exceed our costs for providing administrative services for the policy.

MORTALITY AND EXPENSE RISK CHARGE -- We deduct a mortality and expense risk charge each month from your Account Value. The mortality and expense risk charge for any Monthly Activity Date is equal to:

- the mortality and expense risk rate; multiplied by

- the portion of the Account Value allocated to the Sub-Account on the Monthly Activity Date prior to assessing the Monthly Deduction Amount.

The current and maximum mortality and expense risk rate for policy years 1 through 10 is 0.80% (.067% per month). Thereafter, the current rate is 0.25% (.021% per month), with a maximum mortality and expense risk rate of 0.50% (.042% per month).

The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Hartford may keep any difference between cost it incurs and the charges it collects.

RIDER CHARGE -- If your policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see "Your Policy -- Supplemental Benefits."

SURRENDER CHARGES -- A surrender charge is assessed against the Account Value if you surrender your policy, if you decrease your Face Amount below the initial Face Amount, or if your policy lapses. The surrender charge will apply during the first 15 policy years. It consists of (1) an administrative expense surrender charge and (2) a sales surrender charge.

ADMINISTRATIVE EXPENSE SURRENDER CHARGE -- The administrative expense surrender charge covers the administrative expenses associated with underwriting and issuing a policy, including the costs of processing policy applications, conducting medical examinations, determining insurability and the insured's underwriting class, and establishing policy records. The administrative expense surrender charge varies, based on the insured's age on the date of issue. Your sales representative can provide you with the actual administrative expense surrender charge that applies to your issue age.

The following table represents the administrative expense surrender charge for an insured age 45 on the date of issue. The amount of the administrative expense surrender charge remains level for five policy years. After the fifth policy anniversary, such charge decreases uniformly each month until the end of policy year 15, at which time it is zero.

                         AMOUNT PER                AMOUNT PER
                         $1,000 OF                 $1,000 OF
       POLICY           INITIAL FACE    POLICY    INITIAL FACE
        YEAR               AMOUNT        YEAR        AMOUNT
--------------------------------------------------------------
          1                 $5.00         9          $3.18
--------------------------------------------------------------
          2                 $5.00         10         $2.73
--------------------------------------------------------------
          3                 $5.00         11         $2.27
--------------------------------------------------------------
          4                 $5.00         12         $1.82
--------------------------------------------------------------
          5                 $5.00         13         $1.36
--------------------------------------------------------------
          6                 $4.55         14         $0.91
--------------------------------------------------------------
          7                 $4.09         15         $0.45
--------------------------------------------------------------
          8                 $3.64         16         $0.00
--------------------------------------------------------------

The sum of the administrative expense surrender charge and the monthly administrative charge will not exceed our costs in providing administrative services. We do not expect to profit from the administrative expense surrender charge.

SALES SURRENDER CHARGE -- The sales surrender charge covers expenses relating to the sale and distribution of the policy, including commissions paid to any sales personnel, the cost of preparing sales literature and other promotional activities. The sales surrender charge varies, based on the insured's age on the date of issue. Your sales representative can provide you with the actual sales surrender charge that applies to your issue age.

The following table represents the sales surrender charge for an insured age 45 on the date of issue. The amount of such charge

HARTFORD LIFE INSURANCE COMPANY                                               15
--------------------------------------------------------------------------------
remains level for five policy years. After the fifth policy anniversary, the sales surrender charge decreases uniformly each month until the end of policy year 15, at which time it is zero.

                         AMOUNT PER                AMOUNT PER
                         $1,000 OF                 $1,000 OF
       POLICY           INITIAL FACE    POLICY    INITIAL FACE
        YEAR               AMOUNT        YEAR        AMOUNT
--------------------------------------------------------------
          1                 $7.00         9          $4.45
--------------------------------------------------------------
          2                 $7.00         10         $3.82
--------------------------------------------------------------
          3                 $7.00         11         $3.18
--------------------------------------------------------------
          4                 $7.00         12         $2.55
--------------------------------------------------------------
          5                 $7.00         13         $1.91
--------------------------------------------------------------
          6                 $6.36         14         $1.27
--------------------------------------------------------------
          7                 $5.73         15         $0.64
--------------------------------------------------------------
          8                 $5.09         16         $0.00
--------------------------------------------------------------

CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

YOUR POLICY
--------------------------------------------------------------------------------

CONTRACT RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while the insured is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- You name the beneficiary in your application for the policy. You may change the beneficiary (unless irrevocably named) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.

ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against us. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

- the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;

- the amount of any Indebtedness;

- any notifications required by the provisions of your policy; and

- any other information required by the Insurance Department of the state where your policy was delivered.

CONTRACT LIMITATIONS

ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT -- You may allocate amounts to a maximum of nine (9) Sub-Accounts, or eight (8) Sub-Accounts and the Fixed Account.

TRANSFERS OF ACCOUNT VALUE -- You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your agent of record or by your attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

You may make one transfer per calendar month free of charge, excluding any transfers made pursuant to your enrollment in the Dollar Cost Averaging Program. Each subsequent transfer in excess of one per calendar month will be subject to a transfer charge of up to $25. We reserve the right to limit at a future date the size of transfers and remaining balances and to limit the number and frequency of transfers.

LIMITATIONS ON TRANSFER OF ACCOUNT VALUES -- This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in Fund pricing should not purchase this policy. These abusive or disruptive transfers can have an adverse impact on management of a Fund, increase Fund expenses and affect Fund performance.

Effective November 15, 2001, Hartford introduced a new procedure for transfers between Sub-Accounts, which is designed to protect Policy Owners from abusive or disruptive trading activity:

- You may submit 20 Sub-Account transfers each policy year for each policy by U.S. Mail, telephone, or facsimile.

- Once these 20 Sub-Account transfers have been executed, you may submit any additional Sub-Account transfers only in writing by U.S. Mail or overnight delivery service. Transfer

16                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
  requests sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

We will apply the new procedure to your policy during the period starting November 15, 2001 through the anniversary of your next policy date, and then during each policy year thereafter.

ABUSIVE TRANSFERS -- Regardless of the number of transfers you have made, we will monitor Sub-Account transfers and we may terminate your transfer privileges until the anniversary of your next policy date if we determine that you are engaging in a pattern of transfers that is disadvantageous or potentially harmful to other Policy Owners. We will consider the following factors:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;

- the number of transfers completed in the current calendar quarter; or

- whether the transfer is part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies.

After your 20th transfer, or after any time we determine that you are engaging in a pattern of abusive transfers, we will send you a letter notifying you that your transfer privileges have been restricted or terminated, as applicable, until the anniversary of your next policy date.

None of these restrictions are applicable to Sub-Account transfers made under a Dollar Cost Averaging Program or other systematic transfer program.

We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.

TRANSFERS FROM THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each policy anniversary, and, if your accumulated value in the Fixed Account exceeds $1,000, the amount transferred from the Fixed Account in any policy Year may not exceed 25% of the accumulated value in the Fixed Account on the transfer date.

DEFERRAL OF PAYMENTS -- We may defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. If we defer payment for more than 30 days, we will pay you interest.

CHANGES TO CONTRACT OR SEPARATE ACCOUNT

MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/ or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

OTHER BENEFITS

DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. If you choose the DCA program, your Net Premiums will be deposited into the Hartford Money Market Sub-Account or the Fixed Account. Amounts will be transferred monthly to the other investment options in accordance with your premium allocation instructions. The dollar amount will be allocated to the investment options that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment options at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against loss in a declining market.

SUPPLEMENTAL BENEFITS -- The following supplemental benefits are among the options that may be included in a policy by rider, subject to the restrictions and limitations set forth in the rider.

MATURITY DATE EXTENSION RIDER -- We will extend the maturity date to the date of the death of the insured, regardless of the age of the insured, subject to certain death benefit and premium restrictions.

YEARLY RENEWABLE TERM LIFE INSURANCE RIDER -- While the rider is in force, we will pay the term life insurance amount upon

HARTFORD LIFE INSURANCE COMPANY                                               17
--------------------------------------------------------------------------------
receipt of due proof of death of the designated insured, subject to the conditions stated in the rider.

DEDUCTION AMOUNT WAIVER RIDER -- We will waive the Monthly Deduction Amount in the event of total disability prior to the insured reaching age 65 and continuing for at least six months. If the Deduction Amount Waiver Rider is added to your policy, the Monthly Deduction Amounts will be increased to include the charges for the rider.

WAIVER OF SPECIFIED AMOUNT DISABILITY BENEFIT RIDER -- If the insured becomes totally disabled, we will credit the policy with a premium equal to the Specified Amount Disability Benefit as defined in your policy, for as long as the insured remains totally disabled.

ACCIDENTAL DEATH BENEFIT RIDER -- We will increase the amount paid upon the death of the insured if the death results from an accident.

SETTLEMENT OPTIONS -- Proceeds under your policy may be paid in a lump sum or may be applied to one of our four settlement options. The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. If a payment option is not selected, proceeds will be paid in a lump sum. Your beneficiary may choose a settlement.

FIRST OPTION -- INTEREST INCOME

 - Payments of interest at the rate we declare (but not less than 3.5% per year) on the amount applied under this option.

SECOND OPTION -- INCOME OF FIXED AMOUNT

 - Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3.5% per year) is exhausted. The final payment will be for the balance remaining.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

 - An amount payable monthly for the number of years selected, which may be from one to 30 years.

FOURTH OPTION -- LIFE INCOME

 - LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.

 - LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

The policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, we may make payments less often.

The table for the Fourth Option is based on the 1983a Individual Annuity Mortality Table, set back one year and with a net investment rate of 3.5% per annum. The tables for the First, Second and Third Options are based on a net investment rate of 3.5% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

Other arrangements for income payments may be agreed upon.

BENEFITS AT MATURITY -- If the insured is living on the maturity date, we will pay the Cash Surrender Value to you upon surrender of the policy to us. On the maturity date, the policy will terminate and Hartford will have no further obligations under the policy.

CLASS OF PURCHASERS

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, i.e., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the
Separate Account.
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18                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

PREMIUMS

APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds age 80 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. The minimum initial premium is the amount required to keep the policy in force for one month, but not less than $50.

Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as Monthly Activity Date and policy years.

PREMIUM PAYMENT FLEXIBILITY -- You have flexibility as to when and in what amounts you pay premiums. Prior to policy issue, you can choose a planned premium, within a range we determined, based on the Face Amount and the insured's sex (except where unisex rates apply), issue age and risk classification. We will send you premium notices for planned premium. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premium payments automatically deducted monthly from your checking account. The planned premium and payment mode you select are shown on your policy's specifications page. You may change the planned premium at any time, subject to our minimum amount rules then in effect.

The policy will not lapse as long as the Cash Surrender Value is sufficient to cover the Monthly Deduction Amounts or the death benefit guarantee is available.

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

- The minimum premium that we will accept is $50 or the amount required to keep the policy in force.

- We reserve the right to refund any excess premiums that would cause the policy to fail to meet the definition of life insurance under the Internal Revenue Code.

- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.

- Any premium payment in excess of $1,000,000 is subject to our approval.

ALLOCATION OF PREMIUM PAYMENTS -- The initial Net Premium (and any additional Net Premiums received by us before the end of the right to examine period) will be allocated to the Hartford Money Market Fund Sub-Account on the later of the policy date or the date we receive the initial premium payment. We will then allocate the value in the Hartford Money Market Fund Sub-Account to the Fixed Account and the Sub-Accounts according to the premium allocation specified in the policy application upon the expiration of the right to examine policy period, or the date we receive the final requirement to put the policy in force, whichever is later.

You may change your premium allocation upon request in writing. Subsequent Net Premiums will be allocated to the Fixed Account and the Sub-Accounts according to your most recent written instructions as long as the number of investment choices does not exceed nine (9), and the percentage you allocate to each Sub-Account and/or the Fixed Account is in whole percentages. If we receive a premium payment with a premium allocation instruction that does not comply with the above rules, we will allocate the Net Premium pro rata based on the values of your existing investment choices.

You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for such policy.

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy (including the initial allocation to the Hartford Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a policy, (i.e. with respect to determining Account Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment) will be made on the date the request or payment is received by
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HARTFORD LIFE INSURANCE COMPANY                                               19
--------------------------------------------------------------------------------
us at the National Service Center, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

ACCOUNT VALUES -- Each policy will have an Account Value. There is no minimum guaranteed Account Value.

The Account Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Account Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Account Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

DEATH BENEFITS AND POLICY VALUES
--------------------------------------------------------------------------------

DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the insured. Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of the insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select.

DEATH BENEFIT OPTIONS -- There are three death benefit options: the Level Death Benefit Option ("Option A"), the Return of Account Value Death Benefit Option ("Option B") and the Return of Premium Death Benefit Option ("Option C"). Subject to the minimum death benefit described below, the death benefit under each option is as follows:

- Under Option A, the current Face Amount.

- Under Option B, the current Face Amount plus the Account Value.

- Under Option C, the current Face Amount plus the sum of premiums paid. However, it will be no more than the current Face Amount plus the Option C limit, which is currently $2.5 million.

OPTION CHANGE -- You may change your death benefit option by notifying us in writing. Any change will become effective on the Monthly Activity Date following the date we receive your request. If you elect to change to Option A, the Face Amount will become that amount available as a death benefit immediately prior to such option change. If you elect to change to Option B, the Face Amount will become the amount available as a death benefit immediately prior to such option change, minus the then-current Account Value. Changing your death benefit option may result in a Surrender Charge. You should consult a tax adviser regarding the possible adverse tax consequences resulting from a change in your death benefit option.

DEATH BENEFIT GUARANTEE -- The death benefit guarantee will keep your policy in force, regardless of the investment performance of the Sub-Accounts, provided the following conditions are met:

- The policy is in the first 10 policy years (except in certain states where a period less than 10 years may apply); and

- On each Monthly Activity Date during the first 10 policy years the cumulative premium paid into the policy, less Indebtedness and less any withdrawals, equals or exceeds the Cumulative Death Benefit Guarantee premium on that date.

If the Face Amount has not been increased or decreased, the Cumulative Death Benefit Guarantee Premium is the aggregate of:

- the Cumulative Death Benefit Guarantee Premium on the previous Monthly Activity Date; and

- the current monthly Death Benefit Guarantee Premium shown on the policy's specifications page.

The monthly Death Benefit Guarantee Premium will be adjusted to reflect any increases or decreases in the Face Amount during the death benefit guarantee period. We will send you a schedule showing the new monthly Death Benefit Guarantee Premium required for this period and the Death Benefit Guarantee Premium received to date.

While the death benefit guarantee is available, the death benefit will be the Face Amount, regardless of the selected death benefit option.

MINIMUM DEATH BENEFIT -- Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and each

20                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
insured's issue age, sex (where unisex rates are not used) and insurance class.

EXAMPLES OF MINIMUM DEATH BENEFIT:

                                    A          B
--------------------------------------------------------
 Face Amount                     $100,000   $100,000
--------------------------------------------------------
 Account Value                     46,500     34,000
--------------------------------------------------------
 Specified Percentage                250%       250%
--------------------------------------------------------
 Death Benefit Option               Level      Level
--------------------------------------------------------

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect. We reserve the right to limit the number of increases or decreases made under the policy to not more than one in any 12 month period.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that allowed by our minimum rules then in effect. If you ask to decrease your Face Amount below the initial Face Amount, a Surrender Charge may be assessed, equal to:

- the Surrender Charge applicable to the current policy year; multiplied by

- the percentage described below.

The percentage used to determine the Surrender Charge will be calculated by:

- subtracting the requested Face Amount from the lowest Face Amount prior to the request; and

- dividing that difference by the lowest Face Amount prior to the request.

The Surrender Charge assessed will be deducted from your Account Value on the Monthly Activity Date effective for the decrease.

All requests to increase the Face Amount must be applied for on a new policy application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the date shown on the new policy's specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of increase is made.

CHARGES AND POLICY VALUES -- Your policy values decrease due to the deduction of policy charges. Policy values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your policy lapses, the policy terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY
--------------------------------------------------------------------------------

SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date of your request for surrender, or the date you request to have your policy surrendered, if later.

WITHDRAWALS -- You may make one withdrawal each calendar month. The minimum withdrawal is $500. The maximum withdrawal is the Cash Surrender Value less $1,000. If the death benefit option then in effect is Option A or Option C, the Face Amount will be decreased by an amount equal to the reduction in the Account Value resulting from the withdrawal. The minimum Face Amount required after a withdrawal is subject to our rules then in effect. Unless specified otherwise, the withdrawal will be deducted pro rata from the Fixed Account and the Sub-Accounts. Currently, we do not impose a withdrawal charge. However, we reserve the right to charge up to $10 per withdrawal.

Additionally, a Surrender Charge, equal to the proportion of the current Surrender Charge represented by the amount of the withdrawal to the Account Value immediately prior to such withdrawal, will be deducted from the Account Value. Any decrease in the Face Amount resulting from a withdrawal may result in a partial Surrender Charge.

RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period. Your free look period ends the later of 10 days after you receive your policy, 10 days after we deliver to you a Notice of Right to Withdraw, or 45 days after you sign the application for your policy (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: i) the Account Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, ii) any deductions under the policy or charges associated with the Separate Account. If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.
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HARTFORD LIFE INSURANCE COMPANY                                               21
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RIGHT TO EXCHANGE A POLICY -- During the first 24 months after its issuance, you may exchange your policy for a non-variable life insurance policy on the life of the insured offered by us or an affiliate. No evidence of insurability will be required. The new policy will have an amount at risk which equals or is less than the amount at risk in effect on the date of exchange. Premiums under the new policy will be based on the same risk classifications as the policy for which the new policy was exchanged. An exchange of a policy under such circumstances should be a tax-free transaction under Section 1035 of the Code.

LOANS
--------------------------------------------------------------------------------

AVAILABILITY OF LOANS -- At any time while the policy is in force, you may borrow against the policy by assigning it as sole security to us. Any new loan taken together with any existing Indebtedness may not exceed the Cash Value on the date we grant a loan. The minimum loan is $500.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, your policy will terminate. See "Lapse and Reinstatement."

INTEREST CHARGED ON INDEBTEDNESS -- Interest on Indebtedness will accrue daily. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, any difference between the value of the Loan Account and the Indebtedness will be transferred on each Monthly Activity Date from the Fixed Account and Sub-Accounts to the Loan Account on a pro rata basis. Policy loan rates are shown below.

                                          FIXED ACCOUNT
                          PORTION OF     MINIMUM CREDITED
 DURING POLICY YEARS     INDEBTEDNESS       RATE PLUS:
---------------------------------------------------------
        1-10           All Indebtedness         2%
---------------------------------------------------------
    11 and later       Preferred Loans          0%
                          (if any)
---------------------------------------------------------
                       All Indebtedness         1%
                         in excess of
                       Preferred Loans
---------------------------------------------------------

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 4%.

PREFERRED LOAN -- If, at any time after the tenth policy anniversary, the Account Value exceeds the total of all premiums paid since issue, a Preferred Loan will be available. The amount available for a Preferred Loan is the amount by which the Account Value exceeds total premiums paid. The amount of Indebtedness that qualifies as a Preferred Loan is determined by Hartford on each Monthly Activity Date. The amount of the Loan Account that equals a Preferred Loan will be credited with interest at a rate of 4%. A lower interest rate is charged on Preferred Loans than on the rest of your Indebtedness, if any.

LOAN REPAYMENTS -- You can repay all or any part of your Indebtedness at any time. The amount of policy loan repayment will be deducted from the Loan Account and will be allocated among the Fixed Account and the Sub-Accounts in the same percentage as premium payments are allocated. Each repayment must be at least $50.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

LAPSE AND GRACE PERIOD -- During the first policy year, your policy will be in default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount.

During the second policy year, your policy will be in default on any Monthly Activity Date on which the Account Value, less Indebtedness, less 50% of the Surrender Charge for the second policy year, is insufficient to cover the Monthly Deduction Amount.

During the third policy year and thereafter, your policy will be in default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount.

A 61-day "Grace Period" will begin from the date of any policy default. Upon default, we will mail you and any assignee written notice of the amount of premium that will be required to continue the policy in force. The premium required will be no greater than the amount required to pay Monthly Deduction Amounts during the Grace Period plus three additional Monthly

22                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Deduction Amounts. Unless the death benefit guarantee is available, your policy will terminate without value if the required premium is not paid by the end of the Grace Period. If the death benefit guarantee is available and sufficient premium has not been paid by the end of the Grace Period, the death benefit will be reduced to the Face Amount and any policy riders will no longer be in force. If the insured dies during the Grace Period, we will pay the death proceeds.

DEATH BENEFIT GUARANTEE DEFAULT AND GRACE PERIOD -- On every Monthly Activity Date during the death benefit guarantee period, we will compare the cumulative premium payments received, less Indebtedness and less withdrawals, to the Cumulative Death Benefit Guarantee Premium for the death benefit guarantee period in effect.

If the cumulative premium payments received, less Indebtedness and less withdrawals, are less than the Cumulative Death Benefit Guarantee Premium, the death benefit guarantee will be deemed to be in default as of that Monthly Activity Date and the Grace Period will begin. We will mail you and any assignee written notice of the amount of premium required to continue the death benefit guarantee.

The death benefit guarantee will be removed from the policy at the end of the Grace Period if we have not received the amount of premium required to continue such guarantee.

REINSTATEMENT -- Prior to the death of the insured, a policy may be reinstated prior to the maturity date, provided such policy has not been surrendered for cash, and provided further that:

- You request reinstatement in writing within five years after termination;

- You submit satisfactory evidence of insurability to us;

- Any Indebtedness existing at the time the policy was terminated is repaid or carried over to the reinstated policy; and

- You pay a premium sufficient to cover ( a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (b) the sum of Monthly Deduction Amounts for the next three months after the date the policy is reinstated.

The Account Value on the reinstatement date equals:

- The Cash Value at the time of policy termination; plus

- Net Premiums derived from premiums paid at the time of policy reinstatement; minus

- The Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

- The Surrender Charge at the time of policy reinstatement. The Surrender Charge is based on the duration from the original policy date.

TAXES
--------------------------------------------------------------------------------

GENERAL

Since federal tax law is complex, the tax consequences of purchasing this policy will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this policy is right for you.

Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this policy. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. (See "Premiums -- Accumulation Unit Values"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.

Hartford does not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the policy value until the policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with the Section 7702 requirements.

HARTFORD LIFE INSURANCE COMPANY                                               23
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Hartford also believes that any loan received under a policy will be treated as
Indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such changes.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The Maturity Date Extension Rider allows a policy owner to extend the Maturity Date to the date of the death of the insured. If the Maturity Date of the policy is extended by rider, Hartford believes that the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional test, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either:
(i) satisfies the Section 7702 definition of life insurance, but fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC.

If the policy satisfies the seven-pay test at issuance, distributions and loans made thereafter will not be subject to the MEC rules, unless the policy is changed materially. The seven-pay test will be applied anew at any time the policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the policy within the first seven years, the seven-pay test is applied as if the policy had initially been issued at the reduced benefit level. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, if the policy is classified as a MEC then withdrawals from the contract will be considered first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the contract. The amount of any loan (including unpaid interest thereon) under the contract will be treated as a withdrawal from the contract for tax purposes. In addition, if the owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as a withdrawal from the contract for tax purposes. Taxable withdrawals are subject to an additional 10% tax, with certain exceptions. The owner's investment in the contract is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment).

Generally, only distributions and loans made in the first year in which a policy becomes a MEC, and in subsequent years, are taxable. However, distributions and loans made in the two years prior to a policy's failing the seven-pay test are deemed to be in anticipation of failure and are subject to tax.

Before assigning, pledging, or requesting a loan under a policy that is a MEC, an owner should consult a qualified tax adviser.

All MEC policies that are issued within any calendar year to the same policy owner by one company or its affiliates are treated as one MEC policy for the purpose of determining the taxable portion of any loan or distribution.

Hartford has instituted procedures to monitor whether a policy may become classified as a MEC after issue.

ESTATE, GIFT AND GENERATION - SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the Insured dies, the death proceeds will generally be includible in the policy owner's estate for purposes of federal estate tax if the Insured owned the policy. If the policy owner was not the Insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includible in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Hartford to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the Federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax,

24                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the unified credit exemption amount. For 2002, the maximum estate tax rate is 50% and the unified credit exemption amount is $1,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817 provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the policy owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the policy owner, such as the ability to select and control investments in a separate account, will cause the policy owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. We reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of assets in the separate account.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in an owner's Investment Value is generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If the policy is surrendered or matures, the amount received will be includable in the policy owner's income to the extent that it exceeds the policy owner's "investment in the contract." (If there is any debt at the time of a surrender, then such debt will be treated as an amount distributed to the owner.) The "investment in the contract" is the aggregate amount of

HARTFORD LIFE INSURANCE COMPANY                                               25
--------------------------------------------------------------------------------
premium payments and other consideration paid for the policy, less the aggregate amount received previously under the policy to the extent such amounts received were excluded from gross income. Whether partial withdrawals (or other such amounts deemed to be distributed) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

In January 2002, the IRS issued Notice 2002-8 concerning guidance on the Federal tax treatment of split-dollar arrangements funded with life insurance contracts. Notice 2002-8 revoked Notice 2001-10, and announced that the IRS intends to provide comprehensive guidance on such arrangements in the form of proposed regulations that would be effective only for arrangements entered into after the date such regulations are published in final form. Notice 2002-8 outlines the rules expected in such proposed regulations, and provides revised interim guidance for determining the value of current life insurance protection that is provided in such arrangements, or in certain tax-qualified retirement arrangements, pending further guidance and consideration of public comments requested by the IRS on Notice 2002-8.

Notice 2002-8 indicates that the proposed regulations are expected to require that the parties to a split-dollar arrangement be taxed under one of two mutually exclusive regimes. Under one regime, the economic benefits of such an arrangement generally would be treated as transfers to the benefited party, which could be subject to taxation under the rules of Code Section 61 or 83. Under the second regime, payments under the arrangement by its sponsor (e.g., an employer) generally would be treated as a series of loans to the benefited party, which could be subject to the rules, where applicable, of Code Section 7872 (relating to below-market-interest-rate loans) or Code Sections 1271-1275 (relating to original issue discount). In an employment-related arrangement, the proposed regulations are expected to provide that which regime applies is determined by which party is formally designated as the owner of the life insurance contract (i.e., the first regime applies if the employer is designated as such owner, and the second regime applies if the employee is designated as such owner). The same principles are expected to govern the tax treatment of split-dollar arrangements in other contexts, e.g., gift or corporate-shareholder contexts.

For arrangements entered into before the publication of final regulations, Notice 2002-8 provides some limited safe harbors from certain types of adverse tax treatment under certain circumstances, and states that taxpayers may rely on the Notice (including a reasonable application of its outlined proposed rules) or on Notice 2001-10. Otherwise, Notice 2002-8 is unclear as to how current rules apply to such arrangements, and states that no inference should be drawn from the Notice regarding the appropriate tax treatment of such arrangements.

Consequently, if you are currently a party to such an arrangement or are considering participating in such an arrangement, it would be advisable for you to consult with a qualified tax advisor concerning the tax treatment of such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are (or are deemed) to be current taxable income to the policy owner, such amounts will be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERSHIP OF POLICIES

In certain circumstances, the Code limits the application of specific tax advantages to individual owners of life insurance contracts. Prospective non-individual policy owners should consult a qualified tax adviser to determine the potential impact on the purchaser.

LIFE INSURANCE PURCHASES BY NONRESIDENT
ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings to which the Separate Account is a party.

26                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

GLOSSARY OF SPECIAL TERMS

ACCOUNT VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.

CASH SURRENDER VALUE: the Cash Value less all Indebtedness.

CASH VALUE: the Account Value less any applicable Surrender Charges.

CUMULATIVE DEATH BENEFIT GUARANTEE PREMIUM: The premium required to maintain the Death Benefit guarantee.

DEATH BENEFIT GUARANTEE PREMIUM: The amount of monthly premium required to keep the Death Benefit guarantee available, as shown in the policy's specifications page, and used to calculate the Cumulative Death Benefit Guarantee Premium.

FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

FIXED ACCOUNT: part of our general account to which all or a portion of the Account Value may be allocated.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.

INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.


MONTHLY DEDUCTION AMOUNT: the total amount of charges deducted from the policy on a monthly basis.


NET PREMIUM: the amount of premium credited to Account Value. It is premium paid minus the sales load and premium tax charge.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

SUB-ACCOUNT: a subdivision of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.

WE, US, OUR: Hartford Life Insurance Company, sometimes referred to as
"Hartford."

YOU, YOUR: the owner of the policy.

HARTFORD LIFE INSURANCE COMPANY                                               27
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WHERE YOU CAN FIND MORE INFORMATION


You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it.



We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 450 Fifth Street, NW, Washington, DC 20549-0102. Please call the SEC at 202-942-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.



811-3072-03

                                          PART B

STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


STAG VARIABLE LIFE ARTISAN
SEPARATE ACCOUNT VL I
HARTFORD LIFE INSURANCE COMPANY



This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.



DATE OF PROSPECTUS: ____________, 2002
DATE OF STATEMENT OF ADDITIONAL INFORMATION: ____________, 2002

2                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                         PAGE
 ----------------------------------------------------------------------------
 GENERAL INFORMATION AND HISTORY                                          3
 ----------------------------------------------------------------------------
 SERVICES                                                                 3
 ----------------------------------------------------------------------------
 EXPERTS                                                                  3
 ----------------------------------------------------------------------------
 DISTRIBUTION OF THE POLICIES                                             3
 ----------------------------------------------------------------------------
 ADDITIONAL INFORMATION ABOUT CHARGES                                     4
 ----------------------------------------------------------------------------
 PERFORMANCE DATA                                                         5
 ----------------------------------------------------------------------------
 FINANCIAL STATEMENTS                                                    SA-1
 ----------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION                                            3
--------------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

HARTFORD LIFE INSURANCE COMPANY ("HARTFORD") -- Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999.


Hartford Life Insurance Company is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.


SEPARATE ACCOUNT VL I was established as a separate account under Connecticut law on September 18, 1992. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES
--------------------------------------------------------------------------------

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS
--------------------------------------------------------------------------------

INDEPENDENT PUBLIC ACCOUNTANTS -- The audited financial statements and financial statement schedules included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford,
Connecticut 06103.


We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the audited financial statements included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its reports included herein.


DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and will offer the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The policies will be sold by salespersons who represent Hartford as insurance agents and who are registered representatives of HESCO or certain other registered broker-dealers who have entered into distribution agreements with HESCO.

During the first Policy Year, the maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered broker-dealers, is 45% of the premium paid up to a Target Premium, 2.0% of premium paid between the Target Premium and a 2nd Tier Target Premium and 1.0% of premium paid in excess of the 2nd Tier Target Premium. The Target Premium and the 2nd Tier Target Premium are amounts used to calculate sales commissions. The amounts vary by the: (1) age; (2) gender; and (3) underwriting of the class of the Insured. In Policy Years 2 and later, sales representative commissions will not exceed 2.0% of the premiums paid. Additionally, expense allowances may be paid. A sales representative may be required to return all or a portion of the commissions paid if the Policy terminates prior to the Policy's first Policy Anniversary.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HESCO and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments. This compensation is usually paid from the sales charges described in the Prospectus.


In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or other financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their assets and will not affect the amounts paid by the policy owner to purchase, hold or surrender variable insurance products.

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT CHARGES

SALES LOAD -- The front-end sales load is a charge deducted from each premium payment. The current maximum front-end sales load for all premiums is 2.0% in Policy Years 1 through 10. Thereafter, the front-end sales load is currently 0%. We reserve the right to charge a maximum of 2.0%.

The front-end load under the policies may be used to cover expenses related to the sale and distribution of the policies.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, i.e., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in Separate Account VL I.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the Scheduled Premiums and the initial Face Amount and the Guarantee Period in the policy application. Policies generally will be issued only on the lives of insureds the ages of 0 and 80 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.

The Cost of Insurance charge is to cover our anticipated mortality costs and other expenses. For standard risks, the Cost of Insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. A table of guaranteed Cost of Insurance rates per $1,000 will be included in each Policy; however, we reserve the right to use rates less than those shown in such table. Substandard risks will be charged a higher Cost of Insurance rate which will not exceed rates based on a multiple of the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. The multiple will be based on the Insured's risk class. We will determine the Cost of Insurance rate at the start of each policy year. Any changes in the Cost of Insurance rate will be made uniformly for all Insureds of the same issue age, sex and risk class and whose coverage has been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insured's health.

Because the Account Value and the Death Benefit may vary from month to month, the Cost of Insurance charge may also vary on each Monthly Activity Date.

INCREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect. We reserve the right to limit the number of increases made under the Policy to not more than one in any 12 month period.

STATEMENT OF ADDITIONAL INFORMATION                                            5
--------------------------------------------------------------------------------


PERFORMANCE DATA



Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.



The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the front-end sales load, premium tax charge, federal tax charge, administrative expense surrender charge, sales surrender charge, transfer fees, withdrawal charge, cost of insurance charges, mortality and expense risk charge, administrative charge, and rider charges. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.



Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.



The following table shows the performance history of the underlying Funds of the policy as of the period indicated.

6                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                           STAG VARIABLE LIFE ARTISAN
                      UNDERLYING FUND PERFORMANCE HISTORY
                            AS OF DECEMBER 31, 2002


                                   INCEPTION                                        YEAR TO            ONE             THREE
                                     DATE          MONTH           QUARTER           DATE             YEAR             YEARS
---------------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS
 Fund                               4/30/84             2.67%           13.27%           -6.94%           -6.94%           13.14%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS
 Fund                                5/1/00             3.69%           40.28%          -22.81%          -22.81%             N/A
---------------------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund            7/31/97             4.05%           19.98%           -3.62%           -3.62%           22.43%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund      8/9/96             5.40%           25.02%          -14.92%          -14.92%            7.02%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund    9/30/98             0.58%           12.59%          -16.58%          -16.58%            5.24%
---------------------------------------------------------------------------------------------------------------------------------
Hartford International
 Opportunities HLS Fund              7/2/90             2.15%           11.10%          -18.73%          -18.73%           -1.96%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund             8/31/77             0.74%           11.24%          -12.23%          -12.23%           -0.76%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS
 Fund                                3/9/94             1.15%            6.84%           -4.04%           -4.04%            3.89%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS
 Fund                                6/1/98             0.88%           11.57%           -8.02%           -8.02%            1.88%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund              5/1/87             0.84%           10.58%          -12.31%          -12.31%           -1.48%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund          3/31/83             0.28%            6.97%           -4.64%           -4.64%            1.53%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund    3/1/95             0.22%            7.78%           -6.25%           -6.25%            2.54%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund              8/31/77            -0.31%            1.09%            8.68%            8.68%            6.05%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS
 Fund                                1/1/85            -0.32%            0.29%            7.50%            7.50%            6.37%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund      6/30/80             0.16%            0.55%            3.87%            3.87%            4.95%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund           2/8/84             1.80%           22.75%          -18.15%          -18.15%           10.38%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Fund   4/30/97             2.14%           17.27%          -14.22%          -14.22%            5.70%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Global Small
 Capitalization Fund                4/30/98             7.49%           28.70%          -12.85%          -12.85%           11.66%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund    2/8/84             1.25%           11.99%            2.56%            2.56%            7.18%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund         5/1/90             1.19%           11.59%          -29.66%          -29.66%           -6.53%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International New
 Opportunities Fund                  1/2/97             2.19%            7.93%          -28.52%          -28.52%           -3.76%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund     5/1/94             1.03%           21.15%          -29.99%          -29.99%           -4.31%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth
 Fund                                5/1/98             3.97%           32.60%          -45.57%          -45.57%          -15.48%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund                 1/2/97             3.92%           25.72%          -33.40%          -33.40%           -0.75%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund               2/1/88             0.49%           10.80%          -22.24%          -22.24%            0.94%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund       5/1/98            -1.59%            1.38%          -19.53%          -19.53%            2.46%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth
 Fund                                1/2/97             1.97%            8.19%          -20.41%          -20.41%            4.90%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund             5/1/98            -0.11%           10.44%          -24.61%          -24.61%           -7.17%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation
 Fund                                2/1/88             1.36%            8.43%           -8.35%           -8.35%           -0.85%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth and
 Income Fund                         2/1/88             1.95%            6.70%           -6.16%           -6.16%            1.01%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth
 and Income Fund                     1/2/97             2.20%            8.08%          -20.67%          -20.67%            0.06%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund             1/2/97             4.34%           10.96%            3.61%            3.61%            8.37%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
 Income Fund                         5/1/92             1.97%           -1.82%          -22.15%          -22.15%           -3.09%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund
 of Boston                           5/1/98             1.04%            4.48%            0.74%            0.74%            3.30%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund   9/15/93            -0.56%            2.56%            3.82%            3.82%            1.88%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund            2/1/88             0.00%            5.35%            3.87%            3.87%            0.24%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund                2/1/88            -0.71%           -0.39%            7.53%            7.53%            4.38%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund          2/1/88             0.16%            0.58%            4.00%            4.00%            4.96%
---------------------------------------------------------------------------------------------------------------------------------

                                        FIVE              TEN             SINCE
                                        YEARS            YEARS          INCEPTION
---------------------------------  -------------------------------------------------
Hartford Capital Appreciation HLS
 Fund                                       15.40%           16.64%           16.80%
-----------------------------------------------------------------------------------------------------
Hartford Global Technology HLS
 Fund                                         N/A              N/A           -35.31%
----------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund                      N/A              N/A            24.30%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund             10.12%             N/A            10.75%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund              N/A              N/A            14.14%
---------------------------------------------------------------------------------------------------------------------------------
Hartford International
 Opportunities HLS Fund                      1.36%            5.60%            4.84%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                     11.37%           13.44%           13.89%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS
 Fund                                       11.48%             N/A            14.80%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS
 Fund                                         N/A              N/A             6.61%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                     10.18%           12.28%           11.91%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                  10.19%           11.14%           11.83%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund            5.22%             N/A             7.78%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                       7.51%            7.01%            8.67%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS
 Fund                                        6.96%            6.46%            8.44%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund               5.09%            4.69%            7.15%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund                  18.74%           16.38%           16.22%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Fund             N/A              N/A            11.29%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Global Small
 Capitalization Fund                          N/A              N/A            10.11%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund           12.79%           13.40%           14.31%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund                 3.90%            7.93%            7.45%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International New
 Opportunities Fund                           N/A              N/A             0.57%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund             6.09%             N/A            11.61%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth
 Fund                                         N/A              N/A           -12.69%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund                          N/A              N/A             7.56%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund                      10.10%           13.03%           14.57%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund                N/A              N/A             4.54%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth
 Fund                                         N/A              N/A             9.74%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund                      N/A              N/A            -2.16%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation
 Fund                                        5.78%            8.80%            9.24%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth and
 Income Fund                                 8.11%           11.97%           12.97%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth
 and Income Fund                              N/A              N/A             5.90%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund                      N/A              N/A             9.73%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
 Income Fund                                 5.86%             N/A             8.90%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund
 of Boston                                    N/A              N/A             3.63%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund            2.29%             N/A             4.34%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund                    1.63%            7.39%            7.56%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund                        5.99%            6.68%            7.72%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund                  5.06%            4.60%            5.36%
---------------------------------------------------------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION

Item 27.  Exhibits

     (a) Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)

     (b)  Not Applicable.

     (c)  Principal Underwriting Agreement.(2)

     (d)  Form of Flexible Premium Variable Life Insurance Policy.(2)

     (e) Form of Application for Flexible Premium Variable Life Insurance Policies.(1)

     (f)  Certificate of Incorporation of Hartford(3) and Bylaws of Hartford(4)

     (g)  Contracts of Reinsurance.(5)

     (h)  Form of Participation Agreement.(5)

     (i)  Not Applicable.

     (j)  Not Applicable.

     (k) Opinion and consent of Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary.

     (l)  Not Applicable.

--------------------

(1) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, File No. 33-53692, of Hartford Life Insurance Company filed with the Securities and Exchange Commission on April 20, 1995.

(2) Incorporated by reference to the Initial Submission to the Registration Statement on Form S-6, File No. 333-07465, of Hartford Life Insurance Company filed with the Securities and Exchange Commission on July 2, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement File No. 333-66343, filed on February 8, 2001.

(4) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6, File No. 333-69485, filed with the Securities and Exchange Commission on April 9, 2001.

(5) Incorporated by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form S-6, File No. 333-07465, of Hartford Life Insurance Company filed with the Securities and Exchange Commission on April 12, 1999.

     (m)  Not Applicable.

     (n)  Not Applicable.(6)

     (o)  No financial statement will be omitted.

     (p)  Not Applicable.

     (q)  Memorandum describing transfer and redemption procedures.(7)

     (r)  Copy of Power of Attorney.

     (s)  Organizational Chart.(8)

Item 28.  Officers and Directors.

NAME                        POSITION WITH HARTFORD
-------------------------------------------------------------------------------
David A. Carlson            Vice President

Michael B. Cefole           Vice President

Patrice Kelly-Ellis         Senior Vice President

Bruce W. Ferris             Vice President

Timothy M. Fitch            Senior Vice President and Actuary

Mary Jane B. Fortin         Senior Vice President & Chief Accounting Officer

David T. Foy                Senior Vice President, Chief Financial Officer and
                            Treasurer, Director*

Lois W. Grady               Senior Vice President

Susan Hess                  Vice President

Ryan Johnson                Vice President

Stephen T. Joyce            Senior Vice President

Michael D. Keeler           Vice President

Robert A. Kerzner           Executive Vice President, Director*

David N. Levenson           Senior Vice President

--------------------

(6) We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the audited financial statements included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its reports included herein.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-07465, of Hartford Life Insurance Company filed with the Securities and Exchange Commission on November 4, 1996.

(8) Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement File No. 333-69485, filed on April 8, 2002.

NAME                        POSITION WITH HARTFORD
-------------------------------------------------------------------------------

Joseph F. Mahoney           Vice President

Thomas M. Marra             President, Chief Executive Officer and Chairman
                            of the Board, Director*

Gary J. Miller              Vice President

Tom Nassiri                 Vice President

Marianne O'Doherty          Vice President and Assistant General Counsel

Craig R. Raymond            Senior Vice President and Chief Actuary

Christine Hayer Repasy      Senior Vice President, General Counsel and
                            Corporate Secretary, Director*

Michael J. Roscoe           Vice President

David T. Schrandt           Vice President

Martin A. Swanson           Vice President

Joe M. Thomson              Senior Vice President

John C. Walters             Executive Vice President, Director*

Andrew J. Waggoner          Vice President

David M. Znamierowski       Senior Vice President and Chief Investment Officer,
                            Director*

Unless otherwise indicated, the principal business address of each of the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

-----------------------

*  Denotes  Board of Directors of Hartford.

Item 29. Persons Controlled By or Under Common Control with the Depositor or Registrant

          See Item 27(s).

Item 30:  Indemnification

          Sections 33-770 to 33-778, inclusive, of the Connecticut General Statutes ("CGS") provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to Section 33-636(5)(b), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(5)(b). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

          Consistent with the statutes referenced above, under the Depositor's Certificate of Incorporation, the Depositor must indemnify directors for liability except liability that:

          (a)  involved a knowing and culpable violation of law by the director;

          (b) enabled the director or an associate to receive an improper personal gain;

          (c) showed a lack of good faith and a conscious disregard for the duty of the director of the corporation under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation;

          (d) constituted a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation or

          (e) created liability under section 33-757 relating to unlawful distributions.

          The Depositor's Certificate of Incorporation also permits the Depositor, at the discretion of the board of directors, to indemnify any current or former director, officer, employee or agent of the corporation to the fullest extent permitted by law. Accordingly, under the Depositor's bylaws, the Depositor must, to the fullest extent permitted by applicable law, indemnify directors and officers of the Depositor against all expenses, including attorney's fees, in connection with any proceeding by reason of the fact that such person was a director or officer of the Depositor.

          Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation. Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

          (a) HESCO acts as principal underwriter for the following investment companies:

               Hartford Life Insurance Company - Separate Account VL I

               Hartford Life Insurance Company - Separate Account VL II Hartford Life Insurance Company - ICMG Secular Trust Separate Account
               Hartford Life Insurance Company - ICMG Registered Variable Life Separate Account A
               Hartford Life and Annuity Insurance Company - Separate
               Account VL I
               Hartford Life and Annuity Insurance Company - Separate
               Account VL II
               Hartford Life and Annuity Insurance Company - ICMG Registered Variable Life Separate Account One

          (b)  Directors and Officers of HESCO

                                                 POSITIONS AND OFFICES
               NAME                              WITH UNDERWRITER
               ----                              ----------------

          David A. Carlson               Vice President
          Timothy M. Fitch               Senior Vice President & Actuary
          George R. Jay                  Controller
          Robert A. Kerzner              Executive Vice President, Director
          Joseph F. Mahoney              Vice President
          Thomas M. Marra                President, Chief Executive Officer and
                                         Chairman of the Board, Director
          Christine Hayer Repasy         Senior Vice President, General Counsel
                                         and Corporate Secretary, Director
          John C. Walters                Executive Vice President


          Unless otherwise indicated, the principal business address of each of the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

Item 32.  Location of Accounts and Records

          All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 33.  Management Services

          All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 34.  Representation of Reasonableness of Fees

          Hartford hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Town of Simsbury, and State of Connecticut on this 31st day of October, 2002.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL I
 (Registrant)

By: Thomas M. Marra                                By: /s/ Marianne O'Doherty
    -------------------------------------------        -----------------------
    Thomas M. Marra, President, Chief Executive            Marianne O'Doherty
    Officer and Chairman of the Board*                     Attorney-In-Fact

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By: Thomas M. Marra
    -------------------------------------------
    Thomas M. Marra, President, Chief Executive
    Officer and Chairman of the Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

David T. Foy, Senior Vice President, Chief
   Financial Officer & Treasurer, Director*
Robert A. Kerzner, Executive Vice President,
   Director*
Thomas M. Marra, President, Chief Executive
   Officer and Chairman of the Board, Director*
Christine Hayer Repasy, Senior Vice President,
   General Counsel & Corporate Secretary,         *By: /s/ Marianne O'Doherty
   Director*                                           -----------------------
John C. Walters, Executive Vice President,                 Marianne O'Doherty
   Director*                                               Attorney-in-Fact
Lizabeth H. Zlatkus, Executive Vice President,
   Director*                                       Date: October 31, 2002
David M. Znamierowski, Senior Vice President &
   Chief Investment Officer, Director*

333-07465

                                 EXHIBIT INDEX


1.1 Opinion and Consent of Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary.

1.2  Copy of Power of Attorney.